EXHIBIT 10.9


                              REVOLVING CREDIT NOTE

$10,000,000.00                                                September 30, 1999


         FOR VALUE RECEIVED, the undersigned, SHUFFLE MASTER, INC., a Minnesota corporation, SHUFFLE MASTER OF MISSISSIPPI, INC., a Mississippi Corporation and SHUFFLE MASTER INTERNATIONAL LIMITED, a corporation organized under the laws of the Country of Barbados (collectively the "Borrowers") jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, the "Lender") such sums as Lender may hereafter loan or advance or re-loan to the Borrowers from time to time pursuant to the Credit Facility as described in the Credit Agreement, hereinafter defined, the unpaid balance of which shall not exceed in the aggregate the Maximum Permitted Balance at any time, together with interest on the principal balance outstanding from time to time at the rate or rates set forth in the Credit Agreement.

         A. Incorporation of Credit Agreement.

            1. Reference is made to the Credit Agreement dated concurrently herewith (the "Credit Agreement"), executed by and among the Borrowers and Lender. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Credit Agreement. This is the Revolving Credit Note ("Revolving Credit Note") referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

            2. The outstanding principal indebtedness evidenced by this Revolving Credit Note shall be payable as provided in the Credit Agreement and shall be paid in full on the Maturity Date.

            3. Interest shall be payable on the outstanding daily unpaid principal amount of each Borrowing


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hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement both before and after Default and before and after maturity and judgment, with interest on overdue interest to bear interest at the Default Rate, to the fullest extent permitted by applicable law.

            4. The amount of each payment hereunder shall be made to the Lender at the Lender's office as specified in the Credit Agreement at the time or times set forth therein, in lawful money of the United States of America and in immediately available funds.

            5. Borrowings hereunder shall be made in accordance with the terms, provisions and procedures set forth in the Credit Agreement.

         B. Default. The "Late Charges and Default Rate" provisions contained in
Section 2.09 and the "Events of Default" provisions contained in Article VII of the Credit Agreement are hereby incorporated by this reference as though fully set forth herein. Upon the occurrence of a Default or Event of Default, Borrowers' right to convert or exercise its Interest Rate Option for a IBOR Loan, or the continuation thereof, shall immediately, without notice or demand, terminate.

         C. Waiver. Borrowers waive diligence, demand, presentment for payment, protest and notice of protest.

         D. Collection Costs. In the event of the occurrence of an Event of Default, the Borrowers agree to pay all reasonable costs of collection, including a reasonable attorney's fee, in addition to and at the time of the payment of such sum of money and/or the performance of such acts as may be required to cure such default. In the event legal action is commenced for the collection of any sums owing hereunder the undersigned agrees that any judgment issued as a consequence of such action against Borrowers shall bear interest at a rate equal to the Default Rate until fully paid.

         E. Interest Rate Limitation. Notwithstanding any provision herein or in any document or instrument now or hereafter securing this Revolving Credit Note, the total liability for payments in the nature of interest shall not


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exceed the limits now imposed by the applicable laws of the State of Nevada or the United States of America.

         F. Security. This Revolving Credit Note is secured by the Security Agreement described in the Credit Agreement.

         G. Governing Law. This Revolving Credit Note has been delivered in Las Vegas, Nevada, and shall be governed by and construed in accordance with the laws of the State of Nevada.

         H. Partial Invalidity. If any provision of this Revolving Credit Note shall be prohibited by or invalid under any applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of any other provision of this Revolving Credit Note.

         I. No Conflict with Credit Agreement. This Revolving Credit Note is issued under, and subject to, the terms, covenants and conditions of the Credit Agreement, which Credit Agreement is by this reference incorporated herein and made a part hereof. No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement. If any provision of this Revolving Credit Note conflicts or is inconsistent with any provision of the Credit Agreement, the provisions of the Credit Agreement shall govern.


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         IN WITNESS WHEREOF, this Revolving Credit Note has been executed as of the date first hereinabove written.


                                       SHUFFLE MASTER, INC.,
                                       a Minnesota corporation


                                       By /s/ Gary W. Griffin
                                          -------------------------------------

                                       Name Gary W. Griffin
                                            -----------------------------------


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                                       Title Secretary/Treasurer
                                             ----------------------------------


                                       SHUFFLE MASTER OF
                                       MISSISSIPPI, INC.,
                                       a Mississippi corporation


                                       By /s/ Gary W. Griffin
                                          -------------------------------------

                                       Name Gary W. Griffin
                                            -----------------------------------

                                       Title Vice President
                                             ----------------------------------


                                       SHUFFLE MASTER INTERNATIONAL
                                       LIMITED, a corporation
                                       organized under the laws of
                                       the Country of Barbados


                                       By /s/ Gary W. Griffin
                                          -------------------------------------

                                       Name Gary W. Griffin
                                            -----------------------------------

                                       Title Vice President/Treasurer
                                             ----------------------------------


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